EXHIBIT 10.11
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             AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE
             --------------------------------------------


     THIS AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") made this _____ day of August, 1997, modifies and amends the Agreement for Sale and Purchase (the "Agreement"; capitalized terms used but not otherwise defined herein have the same definitions as set forth in the Agreement) dated July 25th, 1997 by and between STANFORD HOTELS CORPORATION ("Purchaser") and CENTER RETAIL PARTNERS, a Florida general partnership, CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership, CENTER OFFICE PARTNERS, a Florida general partnership and ARVIDA/JMB PARTNERS, L.P., a Delaware limited partnership (collectively, the "Sellers") for the purchase of the property (the "Property") described in the Agreement.

     Purchaser and Sellers hereby agree as follows:

     1. The Inspection Period provided in Section 7.1 of the Agreement is hereby extended to 5:00 P.M., eastern time, on August 29th, 1997.

     2. The Closing Date provided in Section 9.1 of the Agreement is hereby extended to 10:00 A.M. on September 12th, 1997.

     3. To the extent that the terms of the this Amendment are in conflict with the Agreement, the terms of the Amendment will govern. All other provisions of the Agreement shall remain in full force and effect and are incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                      CENTER RETAIL PARTNERS,
                      a Florida general partnership

                      By:   Arvida/JMB Managers, Inc.,
                            a Florida corporation,
                            its general partner


                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------


                      CENTER HOTEL LIMITED PARTNERSHIP,
                      a Delaware limited partnership

                      By:   JMB/PCH Corporation,
                            an Illinois corporation,
                            its general partner


                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------

                      CENTER OFFICE PARTNERS,
                      a Florida general partnership

                      By:   Arvida/JMB Managers, Inc.,
                            a Delaware corporation,
                            its general partner


                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------

                      ARVIDA/JMB PARTNERS, L.P.,
                      a Delaware limited partnership

                      By:   Arvida/JMB Managers, Inc.,
                            a Delaware corporation


                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------


                      STANFORD HOTELS CORPORATION,
                      a California corporation

                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------